Exhibit 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of May 23, 2018, among GreenSky Holdings, LLC, a Georgia limited liability company (the “Company”), GreenSky, Inc., a Delaware corporation (“GreenSky”), and the Members (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of Common Units and the cancellation of Class B Common Stock (each as defined herein) on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1.  Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Cash Settlement Amount” means, as of a particular date, for each Company Common Unit that is Exchanged for the Cash Settlement Amount, the product of (a)(i) if the shares of Class A Common Stock trade on the NASDAQ Global Select Market or another national securities exchange, the volume weighted average price of a share over the three Trading Days ending one day prior to the date the Election of Exchange is delivered to GreenSky and the Company; (ii) if the shares of Class A Common Stock trade over-the-counter, the average of the closing bid or sale prices of a share over the three Trading Days ending prior to the date the Election of Exchange is delivered to GreenSky and the Company; and (iii) otherwise, the price of a share of Class A Common Stock as determined in good faith by the Board of Directors of GreenSky, multiplied by (b) the Exchange Rate.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of GreenSky.

“Class B Common Stock” means the Class B common stock, par value $0.001 per share, of GreenSky.

“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor law.

“Common Unit” means (i) each Common Unit (as such term is defined in the LLC Agreement) issued as of the date hereof and (ii) each Common Unit or other interest in the

Company that may be issued by the Company in the future that is designated by GreenSky and the Company as a “Common Unit” for purposes of this Agreement.

“Corporate Event” means the occurrence of any of the following:

(a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than GreenSky, the Company, their respective wholly-owned subsidiaries and employee benefit plans, or David Zalik and/or Robert Sheft and their affiliates and family members and trusts primarily for their benefit, becomes the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of shares of Common Stock representing more than 50% of the voting power of GreenSky;

(b) a bona fide public tender or exchange offer or rights offering to substantially all holders of Class A Common Stock by any of GreenSky, the Company, their respective subsidiaries, or any other party;

(c) the consummation of (i) any recapitalization, reclassification or change of the Class A Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Class A Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger of GreenSky pursuant to which the Class A Common Stock will be converted into cash, securities or other property or assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of GreenSky, the Company and their respective subsidiaries, taken as a whole, to any person or entity other than a wholly owned subsidiary of GreenSky; and

(d) the stockholders of GreenSky or the Members of the Company approve any plan or proposal for the liquidation or dissolution of GreenSky or the Company, respectively.

“Corporate Event Period” means the period from and including the date that is 10 scheduled Trading Days prior to the anticipated effective date of an anticipated Corporate Event (or, if later, the earlier of (x) the Business Day after the public announcement of an anticipated Corporate Event and (y) the actual effective date of such Corporate Event) until and including the date that is 10 Trading Days after the actual effective date of such Corporate Event.

“Election of Exchange” has the meaning given to such term in Section 2.1(b) of this Agreement.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement. The term “Exchanged” shall have a correlative meaning.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Rate” means 1.0, subject to adjustment pursuant to Section 2.3 of this Agreement.

“IPO” means the initial public offering and sale of Class A Common Stock (as contemplated by the GreenSky’s registration statement on Form S-1 (File No. 333-224505).

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“LLC Agreement” means the Second Amended and Restated Operating Agreement of the Company dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“Member” means each holder of one or more Common Units that may from time to time be a party to this Agreement.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Publicly Traded” means listed or admitted to trading on the NASDAQ Global Select Market or another national securities exchange, or any successor to any of the foregoing.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Stock Amount” means, for each Company Common Unit that is Exchanged for the Stock Amount, a number of shares of Class A Common Stock that is equal to the Exchange Rate.

“Trading Day” means a day on which shares of the Class A Common Stock (i) are not suspended from trading at the close of business on the NASDAQ Global Select Market or such other national securities exchange where the Class A Common Stock has been listed or admitted for trading or any successor to any such exchange and (ii) have traded at least once on the NASDAQ Global Select Market or such other national securities exchange where the Class A Common Stock has been listed or admitted for trading or any successor to any such exchange. If the Class A Common Stock is not listed or admitted for trading on the NASDAQ Global Select Market or another national securities exchange, or any successor to any of the foregoing, “Trading Day” means a Business Day.

ARTICLE II

SECTION 2.1.  Exchange of Common Units.

(a) Subject to Section 2.1(d), from and after the date of the closing of the IPO, each Member shall be entitled, upon the terms and subject to the conditions hereof, to surrender to the Company Common Units (other than unvested Common Units that were issued by the Company upon conversion of Profits Interests) in exchange (an “Exchange”) for the delivery to such exchanging Member, for each Company Common Unit so surrendered, of either (x) the Stock Amount; provided that any such Exchange is for a minimum of the lesser of 1,000 Common Units or all of the Common Units then held by such Member; or (y) if the disinterested members of the Board of Directors of GreenSky so elect, provided that the Exchange does not occur during a Corporate Event Period, the Cash Settlement Amount. Upon an Exchange, a number of shares of Class B Common Stock belonging to the exchanging Member equal to the number of Common Units Exchanged shall automatically be cancelled. Notwithstanding the

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foregoing, the Company, in its sole discretion, may refuse to Exchange any Common Units issued upon exercise of warrants if the Election of Exchange with respect to the Common Units issued upon exercise of such warrants is not delivered to GreenSky and the Company within 30 days following the issuance of the Common Units.

(b) A Member shall exercise its right to Exchange Common Units and have shares of Class B Common Stock cancelled as set forth in Section 2.1(a) above by delivering to GreenSky and to the Company a written election of exchange in the form of Exhibit A hereto (an “Election of Exchange”), duly executed by such Member or such Member’s duly authorized attorney in respect of the Common Units and Class B Common Stock to be Exchanged and canceled, as the case may be, delivered during normal business hours in accordance with the notice provisions set forth in Section 3.2.

(c) Upon the surrender for Exchange of the applicable Common Units and instructions or stock powers representing a corresponding number of shares of Class B Common Stock in the manner provided in this Article II, if the Class A Common Stock is eligible for the depository and book-entry services of The Depository Trust Company, the Company will, subject to Section 2.4 below, deliver or cause to be delivered within three Trading Days the shares of Class A Common Stock deliverable to such exchanging Member through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Member. Otherwise, the Company shall deliver or cause to be delivered within three Trading Days at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of GreenSky, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging Member or its designee.

(d) From time-to-time, if a Member in good faith believes that it may Exchange Common Units and desires to determine in advance whether the Company will elect to satisfy an Exchange with the Cash Settlement Amount pursuant to Section 2.1(a)(y), then the Member may request in writing in accordance with the notice provisions set forth in Section 3.2 that the Company advise it in advance of its decision through delivery of a cash election substantially in the form of Exhibit B hereto. Such cash election shall be binding upon the Company with respect to any Election of Exchange received by GreenSky and the Company prior to the earlier of (i) 60 days following its delivery to the Member, or (ii) the end of the Company’s then current fiscal year. If the Company does not deliver such notice of its cash election within 5 Business Days of GreenSky’s and the Company’s receipt of such Member’s request, the Company shall forfeit the right to satisfy such Exchange with the Cash Settlement Amount during the time period specified above.

(e) Upon receiving an Election of Exchange from a Member, the Company may elect to cause GreenSky to effect the Exchange under Section 2.1(a) and deliver to the Member the number of Class A Shares or the Cash Settlement Amount that such Member is entitled to receive in the Exchange, in which event the Member shall deliver to GreenSky the Common Units being surrendered in the Exchange. In all other cases, the Company shall effect the Exchange and, at the time of the Closing of any such Exchange, unless provided for otherwise, GreenSky shall contribute to the Company the number of Class A Shares or the Cash

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Settlement Amount that such Member is entitled to receive in the Exchange and GreenSky shall be issued Common Units in an amount equal to the value of its contribution to the Company (adjusted appropriately to take into account the cash, if any, on the balance sheet of GreenSky at the time of the Exchange).

(f) Notwithstanding anything to the contrary herein, no Member may Exchange Common Units pursuant to Section 2.1(a) during the 180 day period after the date set forth on the final prospectus used to sell Class A Common Stock in the IPO, unless such Member has executed the Lock-Up Agreement with the Underwriters in the IPO.

SECTION 2.2.  Class A Common Stock to be Issued.

(a) GreenSky shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon the Exchange of all outstanding shares of Common Units; provided that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the Exchange of the Common Units by delivery of shares of Class A Common Stock that are held in the treasury of GreenSky or any of its subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of GreenSky or any subsidiary thereof). GreenSky and the Company covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable, and that upon delivery of the shares of Class A Common Stock issued upon an Exchange, good and valid title to such shares of Class A Common Stock, free and clear of all liens, encumbrances, equities, and claims other than those created by the Member or holder.

(b) The Company and GreenSky shall at all times ensure that the execution and delivery of this Agreement by each of the Company and GreenSky and the consummation by each of the Company and GreenSky of the transactions contemplated hereby (including without limitation, the issuance of the Class A Common Stock) have been duly authorized by all necessary limited liability company or corporate action, as the case may be, on the part of the Company and GreenSky, including, but not limited to, all actions necessary to ensure that the acquisition of shares of Class A Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of GreenSky’s board of directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

(c) Without in any way reducing the obligations of GreenSky under the preceding sentence, in the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration under the Securities Act has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Member requesting such Exchange, GreenSky and the Company shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. GreenSky and the Company shall use commercially reasonable efforts to list the Class A Common Stock to be delivered upon an

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Exchange prior to such delivery upon each national securities exchange upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

SECTION 2.3.  Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Units and the Class B Common Stock; (c) any repurchase by GreenSky of Class A Common Stock using cash on the balance sheet of GreenSky, which cash was not received pursuant to a redemption by the Company of an equivalent number of Common Units; or (d) any purchase by GreenSky of Common Units, which purchase was funded by cash on the balance sheet of GreenSky, which cash was not received by GreenSky in a public offering of an equivalent number of shares of Class A Common Stock nor in a redemption by the Company of Common Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Member shall be entitled to receive the amount of such security, securities or other property that such exchanging Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.

SECTION 2.4.  Expenses. GreenSky, the Company and each exchanging Member shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Member that elected the Exchange, then such Member and/or the person in whose name such shares are to be delivered shall pay to the Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

SECTION 2.5.  Conflicts. For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Member shall not be entitled to Exchange Common Units to the extent that such Exchange would be prohibited by law; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any Member. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by law pertaining to the registration of

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securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

SECTION 2.6.  Other Exchange Procedures. Notwithstanding anything to the contrary herein, if the board of directors of GreenSky shall determine in good faith that additional restrictions on Exchange are necessary so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code, GreenSky or the Company may impose such additional reasonable restrictions on Exchange as the board of directors of GreenSky has determined in good faith to be so necessary based on advice of counsel.

ARTICLE III

SECTION 3.1.  Additional Members. To the extent a Member validly transfers any or all of such holder’s Common Units and corresponding shares of Class B Common Stock to another person in a transaction in accordance with, and not in contravention of, the LLC Agreement or any other agreement or agreements with GreenSky or any of its subsidiaries to which a transferring Member may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit C hereto, whereupon such Permitted Transferee shall become a Member hereunder. To the extent the Company issues Common Units in the future (including, without limitation, Common Units issued upon exercise of warrants), GreenSky and the Company shall be entitled, in their sole discretion, to make any holder of such Common Units a Member hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit C hereto.

SECTION 3.2.  Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to GreenSky, to:

GreenSky, Inc.

Glenridge Highlands 2, Suite 700

5565 Glenridge Connector

Atlanta GA 30342

Attention: Chief Executive Officer

Email: david.zalik@greenskycredit.com

      with copies to:

GreenSky, Inc.

Glenridge Highlands 2, Suite 700

5565 Glenridge Connector

Atlanta GA 30342

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Attention: Chief Legal Officer

Email: steve.fox@greenskycredit.com

and

Troutman Sanders, LLP

600 Peachtree Street, NE, Suite 3000

Atlanta, GA 30308

Attention: W. Brinkley Dickerson, Jr.

Email: brink.dickerson@troutman.com

(b) If to the Company, to:

GreenSky, Inc.

Glenridge Highlands 2, Suite 700

5565 Glenridge Connector

Atlanta GA 30342

Attention: Chief Executive Officer

Email: david.zalik@greenskycredit.com

with copies to:

GreenSky, Inc.

Glenridge Highlands 2, Suite 700

5565 Glenridge Connector

Atlanta GA 30342

Attention: Chief Legal Officer

Email: steve.fox@greenskycredit.com

and

Troutman Sanders, LLP

600 Peachtree Street, NE, Suite 3000

Atlanta, GA 30308

Attention: W. Brinkley Dickerson, Jr.

Email: brink.dickerson@troutman.com

(c) If to any Member, to the address and other contact information set forth in the records of the Company from time to time.

SECTION 3.3.  Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

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SECTION 3.5.  Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6.  Amendment and Termination. This Agreement (including any annexes, schedules or supplements hereto) may be amended, supplemented, waived or modified only in writing by the Company and a majority in interest of the Members (other than GreenSky and its subsidiaries) in accordance with their holdings of Common Units; provided that no amendment may adversely affect the rights of a Member (other than GreenSky and its subsidiaries) in any material respect without the written consent of such Member. This Agreement shall terminate on the earlier of (i) the Exchange hereunder of all outstanding Common Units, and (ii) May 31, 2033, except with respect to any Member that at such date holds 1% or more of the Common Units then outstanding, for whom it shall continue so long as such Member continues to hold 1% or more of the outstanding Common Units and for 30 days thereafter.

SECTION 3.7.  Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8.  Submission to Jurisdiction; Waiver of Jury Trial. Subject to any provision of the Certificate of Incorporation of GreenSky requiring arbitration of claims, each party hereto irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless the Federal courts have exclusive jurisdiction over the matter, in which case the United Stated District for the District of Delaware) for the purposes of any legal proceeding arising out of this Agreement, or the transactions contemplated hereby, and agrees to commence any such legal proceeding only in such courts. Each party hereto further agrees that service of any process, summons, notice or document by United States registered mail to such party’s respective address set forth herein shall be effective service of process for any such legal proceeding. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, hearing, claim, lawsuit, litigation, investigation, arbitration or proceeding out of this Agreement or the transactions contemplated hereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING OR COUNTERCLAIM (WHETHER AT LAW, IN EQUITY, BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.

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SECTION 3.9.  Counterparts. This Agreement may be executed and delivered (including by facsimile transmission, by e-mail delivery of a “.pdf” format data file or by DocuSign) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10.  Tax Treatment. This Agreement shall constitute and be treated as part of the limited liability company agreement of the Company as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. The parties shall report (i) any Exchange consummated hereunder as a taxable sale of the Common Units by a Member to GreenSky pursuant to Section 1001 of the Code, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority except upon (i) a contrary final determination by a taxing authority, or (ii) the advice of legal counsel or a nationally-recognized accounting firm that, based on a change in applicable law, the above tax reporting position does not meet a more likely than not standard or otherwise requires the Company to disclose such position or create a reserve pursuant to applicable accounting principles. Further, in connection with any Exchange consummated hereunder, the Company and/or GreenSky shall provide the exchanging Member with all reasonably necessary information to enable the exchanging Member to file its income tax returns for the taxable year that includes the Exchange, including information with respect to Code Section 751 assets (including relevant information regarding “unrealized receivables” or “inventory items”) and Section 743(b) basis adjustments as soon as practicable and in all events within 60 days following the close of such taxable year (and use commercially reasonable efforts to provide estimates of such information within 90 days of the applicable Exchanges).

SECTION 3.11.  Withholding. Greensky and the Company shall be entitled to deduct and withhold from any payment made to a Member pursuant to any Exchange consummated under this Agreement all Taxes that each of Greensky and the Company is required to deduct and withhold with respect to such payment under the Code (or any other provision of applicable law), including, without limitation, Section 1446(f) of the Code. The Company may at its sole discretion reduce the Stock Amount or the Cash Settlement Amount paid to a Member in an Exchange in an amount that corresponds to the amount of the required withholding described in the immediately preceding sentence and all such amounts shall be treated as having been paid to such Member.

SECTION 3.12.  Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.13.  Independent Nature of Members’ Rights and Obligations. The obligations of each Member hereunder are several and not joint with the obligations of any other Member, and no Member shall be responsible in any way for the performance of the obligations

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of any other Member hereunder. The decision of each Member to enter into to this Agreement has been made by such Member independently of any other Member. Nothing contained herein, and no action taken by any Member pursuant hereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and GreenSky acknowledges that the Members are not acting in concert or as a group, and GreenSky will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.14.  Other Agreements. Neither GreenSky nor the Company shall enter into any contract, mortgage, loan or other agreement that prohibits or restricts (a) GreenSky or the Company from performing their specific obligations under this Agreement or (b) a Member from exercising its rights under this Agreement to effect an Exchange, except, in either case, with the written consent of each such Member affected by the prohibition or restriction, or to the extent such prohibition or restriction affects all Members (other than GreenSky and its subsidiaries) on a pro rata basis, with the written consent of a majority in interest of such affected Members (other than GreenSky and its subsidiaries) in accordance with their holdings of Common Units.

SECTION 3.15.  Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Georgia.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

GREENSKY HOLDINGS, LLC

By:	/s/ David Zalik
Name: David Zalik
Title: Chief Executive Officer

GREENSKY, INC.

By:	/s/ David Zalik
Name: David Zalik
Title: Chief Executive Officer

[Signature Page – Exchange Agreement]

EXHIBIT A

[FORM OF]
ELECTION OF EXCHANGE

GreenSky Holdings, LLC

Glenridge Highlands 2, Suite 700

5565 Glenridge Connector

Atlanta GA 30342

Attention: Chief Legal Officer

Email: steve.fox@greenskycredit.com

GreenSky, Inc.

Glenridge Highlands 2, Suite 700

5565 Glenridge Connector

Atlanta GA 30342
Attention: Chief Legal Officer

Email: steve.fox@greenskycredit.com

Reference is hereby made to the Exchange Agreement, dated as of May 23, 2018 (the “Exchange Agreement”), among GreenSky Holdings, LLC, a Georgia limited liability company (the “Company”), GreenSky, Inc., a Delaware corporation (“GreenSky”), and the holders of Common Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Member hereby transfers to the Company or GreenSky (as specified in the Exchange Agreement) the number of Common Units and surrenders for cancellation the number of shares of Class B Common Stock set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below (or in the name of a designee as may be set forth below) or cash, to the extent this Election is being delivered during a Cash Settlement Month, pursuant to Section 2.1(d) of the Exchange Agreement.

Legal Name of Member: _______________________________________________

Address: ______________________________________________________________________

Number of Common Units and shares of Class B Common Stock to be Exchanged: _______________________

Depository Trust Company Participant (for delivery of shares of Class A Common Stock): ___________________________________

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Common Units and shares of Class B Common Stock subject to this Election of Exchange are being transferred free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Common Units and shares of Class B Common Stock subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Common Units.

The undersigned hereby irrevocably constitutes and appoints any officer of GreenSky or of the Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Common Units and shares of Class B Common Stock subject to this Election of Exchange for cash or shares of Class A Common Stock on the books of GreenSky in accordance with the terms and requirements of the Exchange Agreement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]
CASH ELECTION NOTICE

[Exchanging Member]

[Address]

Reference is hereby made to the Exchange Agreement, dated as of May 23, 2018 (the “Exchange Agreement”), by and among GreenSky Holdings, LLC, a Georgia limited liability company (the “Company”), and GreenSky, Inc., a Delaware corporation (“GreenSky”), and each of the Members from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

Pursuant to Section 2.1(d) of the Exchange Agreement, the Company hereby notifies you of its election to satisfy Exchanges of Common Units, not to exceed _____ Common Units, pursuant to any Election of Exchange delivered by you to GreenSky and the Company commencing on the date hereof and continuing for the period specified in Section 2.1(d) of the Agreement through the delivery of the Cash Amount in lieu of shares of Class A Common Stock.

GREENSKY HOLDINGS, LLC

By:
Name:
Title:

EXHIBIT C

[FORM OF]
JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of May 23, 2018 (the “Agreement”), among GreenSky, Inc., a Delaware corporation (“GreenSky”), GreenSky Holdings, LLC, a Georgia limited liability company (the “Company”), and each of the Members from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Common Units in the Company. By signing and returning this Joinder Agreement to GreenSky, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Member contained in the Agreement, with all attendant rights, duties and obligations of a Member thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by GreenSky and by the Company, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention: